Exhibit 10.3
SECURITIES PURCHASE AND SALE AGREEMENT

This SECURITIES PURCHASE AND SALE AGREEMENT (this “Agreement”) is entered into as of January 16, 2020, and is effective as of January 15, 2020 (the “Effective Date”), by and among Northern Oil and Gas, Inc., a Delaware corporation (the “Company”), and each of the other signatories hereto (each, a “Holder” and together, the “Holders,” and, together with the Company, the “parties”).
WHEREAS, as of the date hereof, the Holders are the beneficial holders of 8.5% Senior Secured Second Lien Notes due 2023 (the “Notes”) issued by the Company, pursuant to that certain Indenture dated as of May 15, 2018, as supplemented from time to time, by and among the Company and Wilmington Trust, National Association, as trustee and collateral agent;
WHEREAS, on the Effective Date the Company proposed to purchase $15,000,000 in aggregate principal amount of Notes (the “OHA Notes”) from the Holders; and
WHEREAS, on the Effective Date the Company and Holders determined that the Company will deliver to the Holders as consideration for the OHA Notes, 162,245 shares (the “Preferred Stock Consideration”) of the Company’s 6.5% Series A Perpetual Cumulative Convertible Preferred Stock, par value $0.001 per share (the “Preferred Stock”).
NOW, THEREFORE, in consideration of the premises and the mutual agreements contained in this Agreement, the parties hereto agree as follows:

1.Closing. The consummation of the transactions contemplated hereby shall take place at the office of Kirkland & Ellis LLP, 609 Main Street, Houston, TX 77002, or at such place as the parties may mutually agree, on January 21, 2020, or such other time as the parties may mutually agree (such date, as applicable, the “Closing Date”).

2.Purchase of Notes. Upon the terms and subject to the conditions herein, in consideration of the delivery of the OHA Notes by the Holders to the Company, the Company shall acquire from the Holders, and the Holders shall sell, transfer and convey to the Holders, free and clear of all taxes, liens, security interests, options, purchase rights or other encumbrances of any kind the OHA Notes. On or prior to the Closing Date, the Company shall effect by book entry, in accordance with the applicable procedures of DTC and under the CUSIP 665531208, the delivery to the Holders of the Preferred Stock Consideration as set forth on Schedule A.
3.Conditions to Closings.

a.Company’s Conditions. The obligation of the Company to purchase the OHA Notes shall be subject to the prior satisfaction or waiver of the conditions contained in this Section 3(a) as of the Closing Date.

i.The representations and warranties of the Holders contained in Section 5 shall be true and correct in all material respects when made and as of the Closing Date.

ii.Each Holder shall have performed and complied in all material respects with the covenants and agreements required to be performed or complied with by such Holder hereunder on or prior to the Closing Date.

iii.Each Holder shall have delivered or caused to be delivered to the Company such Holder’s closing deliverables described in Section 4(a).

b.Holders’ Conditions. The obligation of the Holders to deliver the OHA Notes shall be subject to the prior satisfaction or waiver of the conditions contained in this Section 3(b) as of the Closing Date.

i.The Company shall have performed and complied in all material respects with the covenants and agreements required to be performed or complied with by it hereunder on or prior to the Closing Date.

ii.The Company shall have delivered to the Holders the Company’s closing deliverables described in Section 4(b).

4.Deliveries for the Closing Date.

a.Holder Deliveries. On the Closing Date, the Holders will validly deliver the OHA Notes to the Company upon receipt of the Preferred Stock Consideration in accordance with Section 2.

b.Company’s Deliveries. On the Closing Date, the Company will deliver, or cause to be delivered, to the Holders the Preferred Stock Consideration as set forth on Schedule A.

5.Representations and Warranties of the Holders. In connection with the receipt of the Preferred Stock Consideration, each Holder represents and warrants to the Company as follows:

a.(i) Such Holder is an “accredited investor” within the meaning of Rule 501 of Regulation D promulgated by the Securities and Exchange Commission pursuant to the Securities Act of 1933, as amended, and (ii) by reason of such Holder’s business and financial experience such Holder has such knowledge, sophistication and experience in making similar investments and in business and financial matters generally so as to be capable of evaluating the merits and risks of the Preferred Stock, is able to bear the economic risk of such investment and, at the present time, would be able to afford a complete loss of such investment.

b.Such Holder has been afforded the opportunity to ask questions of the Company or its representatives. Neither such inquiries nor any other due diligence investigations conducted at any time by such Holder shall modify, amend or affect such Holder’s right to any remedy based on, or with respect to the accuracy or inaccuracy of, or compliance with, the representations, warranties, covenants and agreements in this Agreement. Such Holder understands and acknowledges that the Preferred Stock involves a high degree of risk and uncertainty. Such Holder has sought such accounting, legal and tax advice as it has considered necessary to make an informed investment decision with respect to the Preferred Stock.

c.(i) Such Holder acknowledges that the Company may have access to or may possess material nonpublic or confidential information regarding the Company and its securities (the “Information”), including, but not limited to, information with respect to the Company’s financial and operating performance and the Company’s business strategies, opportunities and prospects, which Information has not been communicated to such Holder or made public; (ii) the Information may affect the value of the Company’s securities, or may be indicative of a value of such securities that may be substantially different from the price of the securities implied by the transactions contemplated by this Agreement; (iii) such Holder has not requested and does not wish to receive the Information; (iv) neither the Company nor any of its affiliates, officers, directors, employees, agents or representatives has made any representation or warranty, express or implied, regarding any aspect of the transaction contemplated by this Agreement except as set forth in this Agreement, and the Holder is not relying on any such representation or warranty not contained in this Agreement; (v) this Agreement is the result of arm’s-length negotiations between the Company and the Holder; and (vi) notwithstanding anything to the contrary in the foregoing, such Holder understands that, based on its experience, such Holder may be subject to a disparity of information between the Company and the Holder but has nevertheless deemed it appropriate to participate in the transactions contemplated by this Agreement.

6.Amendment and Waiver. No modification, amendment or waiver of any provision of this Agreement shall be effective against the Holders or the Company unless such modification, amendment or waiver is approved in writing by the Holders and the Company.

7.Governing Law. ALL ISSUES AND QUESTIONS CONCERNING THE CONSTRUCTION, VALIDITY, ENFORCEMENT AND INTERPRETATION OF THIS AGREEMENT SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK, WITHOUT GIVING EFFECT TO ANY CHOICE OF LAW OR CONFLICT OF LAW PROVISION OR RULE (WHETHER OF THE STATE OF NEW YORK OR ANY OTHER JURISDICTION) THAT WOULD CAUSE THE APPLICATION OF THE LAW OF ANY JURISDICTION OTHER THAN THE STATE OF NEW YORK.

8.Counterparts. This Agreement may be executed in any number of counterparts, each of which will be deemed an original, but all of which together shall constitute one and the same instrument, but will not be binding upon any party hereto unless and until executed and accepted by all parties hereto. When properly executed and accepted, this Agreement will be binding upon and inure to the benefit of the Company, the Holders, and each of their respective successors and permitted assigns. The execution and delivery of this Agreement by each party hereto may be evidenced by facsimile or other electronic transmission (including scanned documents delivered by email in pdf format), which will be binding upon all parties hereto.
9.Severability, Entire Agreement, Etc. Whenever possible, each provision of this Agreement shall be interpreted in such manner as to be effective and valid under applicable law, but if any provision of this Agreement is held to be invalid, illegal or unenforceable in any respect under any applicable law or rule in any jurisdiction, such invalidity, illegality or unenforceability shall not affect any other provision or any other jurisdiction, but this Agreement shall be reformed, construed and enforced in such jurisdiction as if such invalid, illegal or unenforceable provision had never been contained herein. Except as otherwise expressly set forth herein, this Agreement and the other agreements expressly mentioned herein embody the complete agreement and understanding among the parties hereto with respect to the subject matter hereof and supersede and preempt any prior understandings, agreements or representations by or among the parties, written or oral, which may have related to the subject matter hereof in any way.

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IN WITNESS WHEREOF, the parties hereto have executed this Agreement as of the date first written above.

HOLDERS:
THE COCA-COLA COMPANY MASTER
RETIREMENT TRUST
By: Oak Hill Advisors, L.P.,
        as Investment Manager
By: Oak Hill Advisors GenPar, L.P.,
        its general partner
By: Oak Hill Advisors MGP, Inc,
        its managing general partner
By: /s/ Gregory S. Rubin
Name: Gregory S. Rubin
Title: Authorized Signatory

OHA DIVERSIFIED CREDIT STRATEGIES FUND
(PARALLEL), L.P.
By: OHA Diversified Credit Strategies GenPar, LLC,
        its general partner
By: OHA Global GenPar, LLC,
        its managing member
By: OHA Global MGP, LLC,
        its managing member
By: /s/ Gregory S. Rubin
Name: Gregory S. Rubin
Title: Authorized Signatory

OHA MD OPPORTUNISTIC CREDIT MASTER
FUND, L.P.
By: OHA MD Opportunistic Credit GenPar, LLC,
        its general partner
By: OHA Global GenPar, LLC,
        its managing member
By: OHA Global MGP, LLC,
        its managing member
By: /s/ Gregory S. Rubin
Name: Gregory S. Rubin
Title: Authorized Signatory

NORTHWELL HEALTH, INC.

By: Oak Hill Advisors, L.P.,
        as Investment Manager
By: Oak Hill Advisors GenPar, L.P.,
        its general partner
By: Oak Hill Advisors MGP, Inc,
        its managing general partner
By: /s/ Gregory S. Rubin
Name: Gregory S. Rubin
Title: Authorized Signatory

OHA ENHANCED CREDIT STRATEGIES
MASTER FUND, L.P.
By: OHA Enhanced Credit Strategies GenPar, LLC,
        its general partner
By: OHA Global GenPar, LLC,
        its managing member
By: OHA Global MGP, LLC,
        its managing member
By: /s/ Gregory S. Rubin
Name: Gregory S. Rubin
Title: Authorized Signatory

FUTURE FUND BOARD OF GUARDIANS

By: Oak Hill Advisors, L.P.,
        as Investment Manager
By: Oak Hill Advisors GenPar, L.P.,
        its general partner
By: Oak Hill Advisors MGP, Inc,
        its managing general partner
By: /s/ Gregory S. Rubin
Name: Gregory S. Rubin
Title: Authorized Signatory

INDIANA PUBLIC RETIREMENT SYSTEM

By: Oak Hill Advisors, L.P.,
        as Investment Manager
By: Oak Hill Advisors GenPar, L.P.,
        its general partner
By: Oak Hill Advisors MGP, Inc,
        its managing general partner
By: /s/ Gregory S. Rubin
Name: Gregory S. Rubin
Title: Authorized Signatory

LERNER ENTERPRISES, LLC

By: Oak Hill Advisors, L.P.,
        as Investment Manager
By: Oak Hill Advisors GenPar, L.P.,
        its general partner
By: Oak Hill Advisors MGP, Inc,
        its managing general partner
By: /s/ Gregory S. Rubin
Name: Gregory S. Rubin
Title: Authorized Signatory

OCA OHA CREDIT FUND LLC, an individual series
of OCA Investment Partners LLC

By: Oak Hill Advisors, L.P.,
        as Investment Manager
By: Oak Hill Advisors GenPar, L.P.,
        its general partner
By: Oak Hill Advisors MGP, Inc,
        its managing general partner
By: /s/ Gregory S. Rubin
Name: Gregory S. Rubin
Title: Authorized Signatory

OHA DIVERSIFIED CREDIT STRATEGIES FUND
MASTER, L.P.

By: OHA Diversified Credit Strategies GenPar, LLC,
        its general partner
By: OHA Global GenPar, LLC,
        its managing member
By: OHA Global MGP, LLC,
        its managing member
By: /s/ Gregory S. Rubin
Name: Gregory S. Rubin
Title: Authorized Signatory

OHAT CREDIT FUND, L.P.

By: OHAT Credit GenPar, LLC,
        its general partner
By: OHA Global GenPar, LLC,
        its managing member
By: OHA Global MGP, LLC,
        its managing member
By: /s/ Gregory S. Rubin
Name: Gregory S. Rubin
Title: Authorized Signatory

ILLINOIS STATE BOARD OF INVESTMENT

By: Oak Hill Advisors, L.P.,
        as Investment Manager
By: Oak Hill Advisors GenPar, L.P.,
        its general partner
By: Oak Hill Advisors MGP, Inc,
        its managing general partner
By: /s/ Gregory S. Rubin
Name: Gregory S. Rubin
Title: Authorized Signatory

COMPANY: Northern Oil and Gas, Inc. /s/ Nicholas O'Grady Name: Nicholas O'Grady Title: Chief Executive Officer